===============================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                               ----------------


                                   FORM 8-K


                                CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                               October 10, 1997
               Date of Report (Date of earliest event reported)



                               ----------------


                            WASTE MANAGEMENT, INC.
            (Exact name of registrant as specified in its charter)

                                   DELAWARE
                (State or other jurisdiction of incorporation)


         1-7327                                             36-2660763
  (Commission File Number)                               (IRS Employer
                                                         Identification No.)

         3003 BUTTERFIELD ROAD, OAK BROOK, ILLINOIS            60523
          (Address of principal executive offices)          (Zip code)


                                (630) 572-8800
             (Registrant's telephone number, including area code)

===============================================================================

Item 5.  Other Events.
         ------------

  On October 10, 1997, the registrant issued a news release (a copy of which is filed as an exhibit to this report and is hereby incorporated by reference) announcing that the registrant's results from continuing operations for the quarter ended September 30, 1997 will be below analysts' expectations. The registrant also announced that it might record a charge to income that could be material to its results of operations for the year as a result of a comprehensive study the registrant has initiated and expects to complete in the fourth quarter of its waste management services operations and an analysis the registrant is making of whether its North American operating assets and investments are appropriately valued in light of current market conditions and the Company's changing operational strategies. Because of the potential for such a charge and the results of the operational review to affect anticipated earnings for 1998, the registrant stated that it was no longer in a position to provide stockholders with guidance as to its earnings per share goals for the balance of 1997 and 1998.


Except for historical data, the information in this report constitutes forward-looking statements. Forward-looking statements are inherently uncertain and subject to risks and the statements should be viewed with caution. Actual results or experience could differ materially from the forward-looking statements as a result of many factors, including the ability of the Company to meet anticipated price increase and new business sales goals, fluctuation in recyclable commodity prices, adverse weather conditions, slowing of the overall economy, increased interest costs arising from a change in the Company's leverage, failure of the Company's plans to produce the cost savings anticipated by the Company, the timing and magnitude of capital expenditures, inability to obtain or retain permits necessary to operate disposal or other facilities or otherwise complete project development activities, inability to complete contemplated dispositions of Company businesses and assets at anticipated prices and terms, and the timing and cost of the Company's stock repurchases.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
         ------------------------------------------------------------------

  No financial statements or pro forma financial information are required to be filed as a part of this report. The exhibits filed as part of this report are listed in the Exhibit Index hereto.

                                  SIGNATURES
                                  ----------

  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    WASTE MANAGEMENT, INC.



                                    By:  /s/ Herbert A. Getz
                                         -------------------
                                         Herbert A. Getz
                                         Senior Vice President

Dated: October 14, 1997

                            WASTE MANAGEMENT, INC.

                                 EXHIBIT INDEX

                      Number and Description of Exhibit*
                      ---------------------------------



1.     None

2.     None

4.     None

16.    None

17.    None

20.    None

23.    None

24.    None

27.    None

99.1.  News release dated October 10, 1997 issued by registrant

--------------------------
  * Exhibits not listed are inapplicable.